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Pioneer Europe Fund

SEMIANNUAL REPORT 4/30/97

Table of Contents
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Letter from the Chairman                                                 1

Portfolio Summary                                                        2

Performance Update                                                       3

Portfolio Management Discussion                                          6

Schedule of Investments                                                  9

Financial Statements                                                    16

Notes to Financial Statements                                           22

Report of Independent Public Accountants                                27

Trustees, Officers and Service Providers                                28

The Pioneer Family of Funds                                             29

Pioneer Europe Fund

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LETTER FROM THE CHAIRMAN 4/30/97
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------
I am pleased to introduce this semiannual report for Pioneer Europe Fund, reviewing the six months from October 31, 1996, through April 30, 1997. On behalf of the Fund's investment management team, I welcome our many new investors and thank you for your interest in the Fund.

Europe again proved to be a fruitful hunting ground for your Fund's value-oriented investment management team. Your investment team's strategy continued to be effective, and your Fund again outperformed the overall markets and most similar funds.

European countries and companies are undergoing an exciting transition. (The Portfolio Management Discussion that appears later in this report details several important developments.) The stage is being set for a more competitive and profitable business environment across the Continent. What we find especially exciting is that the Fund gives shareowners the opportunity to participate in these developments from their earliest phases.

I encourage you to read on to learn more about Pioneer Europe Fund and our efforts to build a solid foundation for long-term investment success. Please contact your investment representative, or call us at 1-800-225-6292, if you have questions about your Fund. Thank you for your support.

Respectfully,


/s/ John F. Cogan, Jr.,

John F. Cogan, Jr.,
Chairman and President


                                                                               1
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Pioneer Europe Fund

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PORTFOLIO SUMMARY 4/30/97
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Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

  [The following table was represented as a pie graph in the printed material]

International Common Stocks                         89%
Short-Term Cash Equivalents                          5%
Depositary Receipts for International Stocks         5%
International Preferred Stocks                       1%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

  [The following table was represented as a bar graph in the printed material]

United Kingdom     19%
France             12%
Italy              11%
Germany            10%
Netherlands         8%
Spain               7%
Switzerland         7%
Sweden              5%
Denmark             4%
Finland             4%
Belgium             3%
Portugal            3%
Austria             2%
Norway              2%
Bermuda             1%
Poland              1%
Turkey              1%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

 1. Raision Tehtaat Oy               1.59%
 2. Mediolanum SpA                   1.56
 3. Alcatel Alsthom SA               1.31
 4. Philips Electronics NV           1.30
 5. Schibsted ASA                    1.27
 6. Glaxo Wellcome Plc               1.26
 7. Forbo Holdings AG                1.21
 8. Banca Popolare di Milano         1.19
 9. Central European                 1.18
    Media Enterprises
10. Pohjola Insurance Group          1.16
    (Series B)

Fund holdings will vary for other periods.


2
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Pioneer Europe Fund

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PERFORMANCE UPDATE 4/30/97                                        CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                    4/30/97       10/31/96
                             $24.08        $23.25

Distributions per Share      Income        Short-Term        Long-Term
(10/31/96 - 4/30/97)         Dividends     Capital Gains     Capital Gains
                             $0.217        $0.266            $1.314

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Europe Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index.

---------------------------------------
Average Annual Total Returns
(As of April 30, 1997)

            Net Asset  Public Offering
Period        Value        Price*

Life-of-Fund  13.20%       12.10%
(4/2/91)
5 Years       14.12        12.78
1 Year        21.44        14.44
---------------------------------------
* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.


[The following table was represented as a mountain chart in the printed material]
                         Growth of $10,000

                               Pioneer
          Date               Europe Fund         MSCI Europe

        4/30/91                  9,425              10,000
       10/31/91                  9,524              10,378
        4/30/92                 10,320              11,192
       10/31/92                  9,194              10,233
        4/30/93                 10,265              11,417
       10/31/93                 11,346              12,913
        4/30/94                 12,423              13,957
       10/31/94                 13,159              14,417
        4/30/95                 13,568              15,309
       10/31/95                 15,148              16,389
        4/30/96                 16,447              17,824
       10/31/96                 17,852              19,330
        4/30/97                 19,974              21,642



+ Index comparison begins April 30, 1991. The Morgan Stanley Capital International (MSCI) Europe Index is a capitalization-weighted index of the 14 European country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

      Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.


                                                                               3
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Pioneer Europe Fund

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PERFORMANCE UPDATE 4/30/97                                        CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                    4/30/97       10/31/96
                             $23.53        $22.74

Distributions per Share      Income        Short-Term        Long-Term
(10/31/96 - 4/30/97)         Dividends     Capital Gains     Capital Gains
                             $0.108        $0.266            $1.314

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Europe Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index.

-----------------------------------
Average Annual Total Returns
(As of April 30, 1997)

                  If        If
Period           Held    Redeemed*
Life-of-Fund    17.66%    16.96%
(4/4/94)
1 Year          20.38     16.38
-----------------------------------
* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[The following table was represented as a mountain chart in the printed material]

                              Growth of $10,000

                               Pioneer
          Date               Europe Fund         MSCI Europe

       4/30/94                 10,000              10,000
        7/31/94                 10,124               9,980
       10/31/94                 10,539              10,329
        1/31/95                  9,916               9,922
        4/30/95                 10,838              10,969
        7/31/95                 12,268              11,900
       10/31/95                 12,060              11,742
        1/31/96                 12,348              12,293
        4/30/96                 13,048              12,771
        7/31/96                 13,191              12,861
       10/31/96                 14,095              13,849
        1/31/97                 15,460              14,887
        4/30/97                 15,407              15,506

+ Index comparison begins April 30, 1994. The Morgan Stanley Capital International (MSCI) Europe Index is a capitalization-weighted index of the 14 European country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

      Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.


4
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Pioneer Europe Fund

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PERFORMANCE UPDATE 4/30/97                                        CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                    4/30/97       10/31/96
                             $23.39        $22.69

Distributions per Share      Income        Short-Term        Long-Term
(10/31/96 - 4/30/97)         Dividends     Capital Gains     Capital Gains
                             $0.199        $0.266            $1.314

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Europe Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index.

----------------------------------
Average Annual Total Returns
(As of April 30, 1997)

                If         If
Period         Held     Redeemed*
Life-of-Fund   21.11%    21.11%
(1/31/96)
1 Year         20.52     20.52
----------------------------------
* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to investments sold within one year of purchase.

[The following table was represented as a mountain chart in the printed material]

                          Growth of $10,000

                               Pioneer
          Date               Europe Fund         MSCI Europe
        1/31/96                 10,000              10,000
        2/28/96                 10,246              10,186
        3/31/96                 10,412              10,311
        4/30/96                 10,542              10,389
        5/31/96                 10,823              10,473
        6/30/96                 10,954              10,592
        7/31/96                 10,678              10,463
        8/31/96                 11,069              10,777
        9/30/96                 11,215              11,007
       10/31/96                 11,396              11,266
       11/30/96                 11,948              11,841
       12/31/96                 12,293              12,074
        1/31/97                 12,505              12,110
        2/28/97                 12,613              12,274
        3/31/97                 12,955              12,674
        4/30/97                 12,705              12,614


      The Morgan Stanley Capital International (MSCI) Europe Index is a capitalization-weighted index of the 14 European country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

      Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.


                                                                               5
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Pioneer Europe Fund

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PORTFOLIO MANAGEMENT DISCUSSION                                          4/30/97
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------
It's my pleasure to report that Pioneer Europe Fund finished the first half of fiscal 1997 with double-digit performance - in line with its comparative benchmark, the Morgan Stanley Capital International (MSCI) Europe Index. The major economies of Europe continued to show signs of strengthening, driven in part by stronger corporate earnings and improving consumer confidence. In the currency markets, investor expectations of an interest rate hike lifted the British pound, diminishing some of the gains the Fund made early on.

For the six months ended April 30, 1997, Pioneer Europe Fund delivered total returns of 11.94% for Class A Shares, 11.48% for Class B Shares and 11.54% for Class C Shares at net asset value. The Fund's Class A Shares continued to place in the top third of European region funds tracked by Lipper Analytical Services, most recently for the one-, three- and five-year periods ended April 30, 1997.*

Europe Restructuring for Long-Term Global Competitiveness

As Europe moves toward a monetary union, nations are under tremendous pressure to put their financial houses in order. A single currency should make Europe more competitive globally, but the steps required to meet the Maastricht Treaty for monetary union in 1999 are proving painful as centuries-old traditions of social welfare give way to the free-market concepts of a world economy. Ironically, business leaders firmly committed to the concept of creating shareholder value are taking steps that breed competition but risk increasing unemployment in the short run, further complicating governments' work to make the transition.

Efforts to increase shareholder value are reminiscent of those that helped set the stage for the United States' ongoing economic expansion. Scores of European companies are enjoying a renaissance, as the rewards of restructuring and increased competitiveness boost their bottom line. For example, the Fund's third-largest holding, industrial giant

----------
* Lipper Analytical Services, an independent research organization, ranks funds according to total return performance. Rankings vary over time and do not reflect the effects of sales charges. For the one-, three- and five-year periods, the Fund's Class A Shares ranked 8, 3 and 5 of 60, 29 and 17 European region funds, respectively. Past performance does not guarantee future results.


6
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Pioneer Europe Fund

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Alcatel Alsthom (France), saw its stock price rise some 50% during the period on surprisingly strong year-end earnings - the result of a new, dynamic management style that is just beginning to refocus the energy of this sprawling conglomerate.

The United Kingdom is at the forefront of European efforts to restore global competitiveness. After years of restructuring, Britain's 3%-plus growth in annual gross domestic product, 6% unemployment rate and low 2.7% inflation rate are the envy of Continental Europe. Such a favorable environment helps explain why British holdings continued to dominate the portfolio and were 19% of equity holdings on April 30.

In anticipation of higher interest rates and the May 1 election in which Labor Party leader Tony Blair replaced John Major as Prime Minister, the British pound rose approximately 12% relative to the rest of Europe's currencies during the semiannual period. The Fund did not have as large a position in sterling-based investments as did the MSCI Europe Index, and this decision may have detracted from performance somewhat. However, going forward, your Fund should continue to benefit from holdings in some of England's fastest growing companies, particularly in the services, pharmaceutical and finance industries.

Targeting the Best Growth Europe Has to Offer

During the semiannual period, the Fund's net assets increased 36% to $164 million. Some of this positive momentum was due to the appreciation of portfolio holdings. A significant portion, however, was the result of new investments into the Fund. As we put the new assets to work, the list of the Fund's 10 largest holdings changed. As of April 30, the Fund's largest position was Raision Tehtaat (Finland), which has patented a process to make a cholesterol-eating food additive.

The pharmaceutical industry is benefiting from solid earnings growth, positive investor sentiment and new approaches to products and services. Stock prices of Britain's Glaxo Wellcome and Belgium's UCB, as


                                                                               7
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Pioneer Europe Fund

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PORTFOLIO MANAGEMENT DISCUSSION 4/30/97                              (continued)
--------------------------------------------------------------------------------

well as Novo Nordisk (Denmark) climbed an average of 33% in U.S. dollars during the period. These all have a strong commitment to research and development, and a solid pipeline of proprietary products.

Technology stocks showed surprising strength late in the period, buttressed by the turnaround in U.S. technology companies. Strong sales of personal computers are increasing profits, helping stocks of companies like SGS-Thomson Microelectronics (France). Meanwhile, financial stocks are benefiting from niche growth strategies, mergers and cost savings arising out of technologically driven productivity gains. Stocks of banks were among the portfolio's best performers, with Banca Fideuram (Italy) and Julius Baer (Switzerland) rising more than 30% during the period. Asset manager Amvesco Holding (U.K.), and life insurer Aegon (Netherlands) also prospered as a result of the heightened popularity of pension- and investment-related products.

Other portfolio holdings, while lackluster recently, remain well-positioned to benefit from Continental Europe's strengthening economies. Tarkett, a German construction and engineering company, and Forbo Holding, a Swiss flooring company among the Fund's largest positions, have struggled in the current environment. But they are well-managed companies in relatively mature industries, and we believe their stocks are selling at prices significantly below their long-term worth.

Looking Ahead

We remain convinced of the favorable long-term prospects for Europe's financial markets. The road to Europe's economic union will be bumpy in the short term, but we believe it should be tremendously rewarding over the long run. Most certainly, our investment team's ability to respond to changing market conditions should be an important and strategic advantage for Pioneer Europe Fund as time passes.

Respectfully,

/s/ Patrick M. Smith,

Patrick M. Smith,
Portfolio Manager


8
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Pioneer Europe Fund

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SCHEDULE OF INVESTMENTS 4/30/97
--------------------------------------------------------------------------------

Shares                                                                          Value
               INVESTMENT IN SECURITIES - 95.4%
               PREFERRED STOCKS - 1.4%
      17,000   Bau Holdings AG                                         $      913,716
      25,000   Henkel KGaA (Non-voting)                                     1,357,205
                                                                       --------------
               TOTAL PREFERRED STOCKS
               (Cost $ 1,859,772)                                      $    2,270,921
                                                                       --------------
               COMMON STOCKS - 94.0%
               Basic Industries - 2.0%
               Chemicals - 0.1%
       1,000   Ciba Specialty Chemicals AG*                            $       86,189
                                                                       --------------
               Containers - 1.5%
      50,000   N.V. Koninklijke KNP BT                                 $      985,778
       7,000   Schmalbach Lubeca AG                                         1,536,240
                                                                       --------------
                                                                       $    2,522,018
                                                                       --------------
               Iron & Steel - 0.4%
       4,400   Acerniox  SA                                            $      642,824
                                                                       --------------
               Total Basic Industries                                  $    3,251,031
                                                                       --------------
               Capital Goods - 12.9%
               Aerospace - 0.9%
      67,000   British Aerospace Plc                                   $    1,423,383
                                                                       --------------
               Construction & Engineering - 6.2%
         770   ABB AG (Bearer Shares)                                  $      932,779
     390,000   Ashtead Group Plc                                            1,750,608
      25,000   Cardo AB                                                       748,760
       3,100   Mannesmann AG                                                1,219,232
     150,000   Powerscreen International Plc                                1,476,665
      86,885   Tarkett AG                                                   1,480,281
      11,000   VA Technologies AG                                           1,708,784
       7,829   Zardoya-Otis SA                                                840,705
                                                                       --------------
                                                                       $   10,157,814
                                                                       --------------
               Producer Goods - 3.8%
       5,500   IWKA AG                                                 $    1,450,043
      25,000   Sidel, SA (Bearer Shares)                                    1,795,597
      92,000   Siebe Plc                                                    1,361,141
     280,000   Wassall Plc                                                  1,597,148
                                                                       --------------
                                                                       $    6,203,929
                                                                       --------------


   The accompanying notes are an integral part of these financial statements.  9

Pioneer Europe Fund

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SCHEDULE OF INVESTMENTS 4/30/97                                      (continued)
--------------------------------------------------------------------------------

Shares                                                                          Value
               Telecommunications - 2.0%
      18,500   Alcatel Alsthom SA                                      $    2,057,141
      40,000   Telefonaktiebolaget LM Ericsson (Series B)                   1,264,290
                                                                       --------------
                                                                       $    3,321,431
                                                                       --------------
               Total Capital Goods                                     $   21,106,557
                                                                       --------------

               Consumer Durables - 2.2%
               Motor Vehicles - 2.2%
     250,000   Cowie Group Plc                                         $    1,494,896
     344,000   Magneti Marelli SpA                                            523,022
      18,000   Sylea SA                                                     1,538,936
                                                                       --------------
               Total Consumer Durables                                 $    3,556,854
                                                                       --------------

               Consumer Non-Durables - 13.8%
               Agriculture & Food - 2.6%
      48,000   Louis Dreyfus Citrus                                    $    1,724,595
      30,000   Raision Tehtaat Oy                                           2,486,778
                                                                       --------------
                                                                       $    4,211,373
                                                                       --------------
               Consumer Luxuries - 0.6%
       7,000   TAG Heuer International SA (Registered)*                $      983,373
                                                                       --------------
               Cosmetics - 0.3%
     280,000   McBride Plc                                             $      567,169
                                                                       --------------
               Home Products - 2.7%
      75,000   Industrie Natuzzi SpA (Sponsored A.D.R.)                $    1,668,750
      72,000   Safilo SpA                                                   1,367,847
     310,000   Tompkins Plc                                                 1,336,250
                                                                       --------------
                                                                       $    4,372,847
                                                                       --------------
               Retail Food - 3.1%
       2,600   Carrefour SA                                            $    1,623,302
      50,000   Centro Comerciales Pryca SA                                    868,643
      20,000   Delhaize-Le Lion, SA                                         1,004,196
      37,000   G.I.B. Holdings Ltd.                                         1,604,196
                                                                       --------------
                                                                       $    5,100,337
                                                                       --------------


10  The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund

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--------------------------------------------------------------------------------

Shares                                                                          Value
               Retail Non-Food - 3.0%
       4,000   AVA Allgemeine Handelsgesellschaft der Verbraucher AG*  $    1,081,143
       4,700   Forbo Holding AG                                             1,894,672
       6,000   Metro AG*                                                      582,154
      28,000   Stockmann AB (B Shares)                                      1,453,986
                                                                       --------------
                                                                       $    5,011,955
                                                                       --------------
               Textiles/Clothes - 1.5%
      30,000   Fila Holding SpA (Sponsored A.D.R.)                     $    1,297,500
       1,000   Hugo Boss AG                                                 1,189,720
                                                                       --------------
                                                                       $    2,487,220
                                                                       --------------
               Total Consumer Non-Durables                             $   22,734,274
                                                                       --------------

               Energy - 3.3%
               Oil & Gas Extraction - 1.0%
      17,000   Elf Aquitaine SA                                        $    1,648,591
                                                                       --------------
               Oil Services - 1.7%
     115,000   Bouygues Offshore SA (Sponsored A.D.R.)*                $    1,437,500
      27,000   VEBA AG                                                      1,390,933
                                                                       --------------
                                                                       $    2,828,433
                                                                       --------------
               Misc. Energy - 0.6%
      18,500   Nordtank Energy Group A/S                               $      996,480
                                                                       --------------
               Total Energy                                            $    5,473,504
                                                                       --------------

               Financial - 22.7%
               Commerical Banks - 9.1%
      60,000   Banca Popolare di Bergamo                               $      875,478
     379,900   Banca Popolare di Milano                                     1,869,178
      24,000   Banco de Santander SA                                        1,805,684
      25,000   Bank Gdanski SA (G.D.R.)                                       334,375
     104,369   BPI-SGPS SA                                                  1,575,472
      28,000   Credit Commercial de France                                  1,242,526
      28,000   DePfa-Bank                                                   1,523,304
      60,000   HSBC Holdings Plc                                            1,510,452
       1,300   Julius Baer Holding AG (Bearer Shares)                       1,627,757
      50,000   Svenska Handelbanken                                         1,376,445
      24,000   Unidanmark A/S                                               1,187,127
                                                                       --------------
                                                                       $   14,927,798
                                                                       --------------


  The accompanying notes are an integral part of these financial statements.  11

Pioneer Europe Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/97                                      (continued)
--------------------------------------------------------------------------------

Shares                                                                          Value
               Misc. Finance - 1.7%
     660,000   Banca Fideuram SpA                                      $    1,656,404
       9,000   Cetelem SA                                                   1,048,574
                                                                       --------------
                                                                       $    2,704,978
                                                                       --------------
               Insurance - 6.3%
      24,200   Catalana Occidente*                                     $    1,271,201
      40,000   Internationale Nederlanden Groep NV                          1,571,084
     255,000   Mediolanum SpA*                                              2,440,832
      63,900   Pohjola Insurance Group (Series B)                           1,823,783
     230,000   Storebrand ASA*                                              1,405,434
       5,535   Zurich Versicherungsgesellschaft (Registered)                1,818,079
                                                                       --------------
                                                                       $   10,330,413
                                                                       --------------
               Investments - 1.8%
     270,000   Amvesco Plc                                             $    1,461,351
       2,800   Liechtenstein Global Trust (Participating Certificates)      1,539,192
                                                                       --------------
                                                                       $    3,000,543
                                                                       --------------
               Life Insurance - 2.9%
      23,000   Aegon NV                                                $    1,629,614
      25,000   Mapfre Vida Seguros                                          1,609,042
      13,000   Union Des Assurances Federal                                 1,548,017
                                                                       --------------
                                                                       $    4,786,673
                                                                       --------------
               Savings & Loans - 0.9%
     110,000   Abbey National Plc                                      $    1,532,977
                                                                       --------------
               Total Financial                                         $   37,283,382
                                                                       --------------
               Miscellaneous - 1.7%
  50,000,000   Dogan Sirketler Grubu Holding AS*                       $    1,216,994
       3,700   Viag AG                                                      1,645,394
                                                                       --------------
               Total Miscellaneous                                     $    2,862,388
                                                                       --------------

               Services - 20.7%
               Broadcasting & Media - 1.1%
      65,000   Central European Media Enterprises Ltd.*                $    1,844,375
                                                                       --------------
               Health & Personal Care - 0.9%
     550,000   Esaote Biomedica SpA*                                   $    1,547,261
                                                                       --------------


12  The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                          Value
               Pharmaceuticals - 8.7%
      75,000   Amersham International Plc                              $    1,537,433
      22,000   Astra AB (Series A)                                            900,042
      90,000   Biora AB*                                                      848,808
      80,000   Biora AB (A.D.R.)*                                           1,475,000
      13,000   Gehe AG                                                        864,915
     100,000   Glaxo Wellcome Plc                                           1,965,646
      30,000   Jelfa SA*                                                      644,957
       1,000   Novartis AG                                                  1,317,951
      17,000   Novo Nordisk A/S (Class B)                                   1,681,764
         185   Roche Holdings AG                                            1,563,115
         510   UCB SA                                                       1,399,469
                                                                       --------------
                                                                       $   14,199,100
                                                                       --------------
               Publishing - 2.2%
      99,000   Elsevier NV                                             $    1,585,871
     115,000   Schibsted ASA                                                1,986,992
                                                                       --------------
                                                                       $    3,572,863
                                                                       --------------
               Misc.-Services - 7.8%
       4,317   Adecco SA*                                              $    1,441,589
     125,200   Compass Group Plc                                            1,371,499
     210,000   Electrocomponents Plc                                        1,344,191
      14,500   Hagemeyer NV                                                 1,261,873
     170,000   Hays Plc                                                     1,501,377
      24,925   Koninkluke Ahrend NV                                         1,510,063
      57,000   ISS International Service System A/S  (Class B)              1,686,467
      18,000   Prosegur, CIA de Seguridad SA                                  195,137
      11,000   Randstad Holdings NV                                           988,345
     240,000   Rentokil Initial Plc                                         1,573,165
                                                                       --------------
                                                                       $   12,873,706
                                                                       --------------
               Total Services                                          $   34,037,305
                                                                       --------------

               Technology - 5.7%
               Business Machines - 1.0%
      70,000   Esselte AB  (Series B)                                  $    1,596,931
                                                                       --------------
               Computer Services - 0.6%
      35,000   Getronics NV                                            $    1,060,225
                                                                       --------------


  The accompanying notes are an integral part of these financial statements.  13

Pioneer Europe Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/97                                      (continued)
--------------------------------------------------------------------------------

Shares                                                                          Value
               Electronics - 4.1%
     290,000   Amstrad Plc                                             $    1,010,371
      11,000   Austria Micro Systeme International AG                         830,427
      20,000   Nokia AB (Series A)                                          1,236,657
      39,000   Phillips Electronics NV                                      2,036,402
      20,000   SGS - Thomson Microelectronics NV*                           1,542,020
                                                                       --------------
                                                                       $    6,655,877
                                                                       --------------
               Photo/Instrumentation - 0.0%
     100,000   Anagen Plc*                                             $           16
                                                                       --------------
               Total Technology                                        $    9,313,049
                                                                       --------------

               Transportation - 0.9%
     170,000   BAA Plc                                                 $    1,409,091
                                                                       --------------
               Total Transportation                                    $    1,409,091
                                                                       --------------

               Utilities - 8.1%
               Electric Utility - 1.7%
      16,000   Endesa (Empresa Nacional de Electridad SA)              $    1,118,430
      97,000   Iberdrola SA                                                 1,094,696
      77,261   Southern Electric Plc                                          545,872
      83,700   Southern Electric Plc (B Shares)*                               40,690
                                                                       --------------
                                                                       $    2,799,688
                                                                       --------------
                Telecommunications - 5.6%
      45,000   Portugal Telecom SA (Sponsored A.D.R.)                  $    1,665,000
     420,000   Stet Societa' Finanziaria Telefonica SpA (Non-voting)        1,556,600
     660,000   Telecom Italia SpA                                           1,735,372
     270,000   Telecom Italia Mobile SpA                                      848,601
      19,200   Telecel-Comunicacaoes Pessoais SA*                           1,653,477
      66,000   Telefonica de Espana                                         1,690,571
                                                                       --------------
                                                                       $    9,149,621
                                                                       --------------
               Water Utility - 0.8%
     120,000   Anglian Water Plc                                       $    1,304,813
                                                                       --------------
               Total Utilities                                         $   13,254,122
                                                                       --------------
               TOTAL COMMON STOCKS
               (Cost $121,573,905)                                     $  154,281,557
                                                                       --------------


14  The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               Warrants-0.0%
    3,400      British Aerospace Plc, 11/15/00*                        $       42,645
                                                                       --------------
               TOTAL WARRANTS
               (Cost $5,505)                                           $       42,645
                                                                       --------------
               TOTAL INVESTMENT IN SECURITIES
               (Cost $123,439,182)(a)                                  $  156,595,123
                                                                       --------------
   Principal
      Amount
               TEMPORARY CASH INVESTMENT - 4.6%
               Commercial Paper - 4.6%
$  7,527,000   Exxon Management Corp., 5.60%, 5/1/97                   $    7,527,000
                                                                       --------------
               TOTAL TEMPORARY CASH INVESTMENT
               (Cost $ 7,527,000)                                      $    7,527,000
                                                                       --------------
               TOTAL INVESTMENT IN SECURITIES AND
               TEMPORARY CASH INVESTMENT - 100%
               (Cost $130,966,182)(b)                                  $  164,122,123
                                                                       --------------

*     Non-income producing security.
(a) Distribution of investments by country of issue, as a percentage of total equity holdings, is as follows:

      United Kingdom                                 18.6%
      France                                         11.9
      Italy                                          11.1
      Germany                                         9.8
      Netherlands                                     8.1
      Switzerland                                     7.5
      Spain                                           7.1
      Sweden                                          5.2
      Finland                                         4.5
      Denmark                                         3.5
      Portugal                                        3.1
      Belgium                                         2.6
      Norway                                          2.2
      Austria                                         2.2
      Bermuda                                         1.2
      Others (individually less than 1%)              1.4
                                                    -----
                                                    100.0%
                                                    -----

(b) At April 30, 1997, the net unrealized gain on investments based on cost for federal income tax purposes of $130,966,182 was as follows:

      Aggregate gross unrealized gain for all investments in
      which there is an excess of value over tax cost            $ 36,464,949

      Aggregate gross unrealized loss for all investments in
      which there is an excess of tax cost over value              (3,309,008)
                                                                 ------------

      Net unrealized gain                                        $ 33,155,941
                                                                 ------------

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 1997 aggregated $42,878,342 and $17,421,030, respectively.


  The accompanying notes are an integral part of these financial statements.  15

Pioneer Europe Fund

--------------------------------------------------------------------------------
BALANCE SHEET 4/30/97
--------------------------------------------------------------------------------

ASSETS:
   Investment in securities, at value (including temporary cash
      investment of $7,527,000)(cost $130,966,182)                      $ 164,122,123
   Cash                                                                       679,063
   Receivables -
      Fund shares sold                                                        742,883
      Dividends, interest and foreign taxes withheld                          745,669
   Other                                                                        1,895
                                                                        -------------
         Total assets                                                   $ 166,291,633
                                                                        -------------

LIABILITIES:
   Payables -
      Investment securities purchased                                   $   1,575,221
      Fund shares repurchased                                                 250,751
      Forward foreign currency settlement contracts - net                       4,826
   Due to affiliates                                                          229,390
   Accrued expenses                                                           128,866
                                                                        -------------
         Total liabilities                                              $   2,189,054
                                                                        -------------

NET ASSETS:
   Paid-in capital                                                      $ 128,700,475
   Accumulated net investment loss                                            (28,871)
   Accumulated undistributed net realized gain on
      investments and foreign currency transactions                         2,291,032
   Net unrealized gain on investments                                      33,155,941
   Net unrealized loss on forward foreign currency contracts and other
      assets and liabilities denominated in foreign currencies                (15,998)
                                                                        -------------
         Total net assets                                               $ 164,102,579
                                                                        -------------

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
   Class A (based on $127,350,856/5,289,612 shares)                     $       24.08
                                                                        -------------
   Class B (based on $33,419,067/1,420,427 shares)                      $       23.53
                                                                        -------------
   Class C (based on $3,332,656/142,475 shares)                         $       23.39
                                                                        -------------

MAXIMUM OFFERING PRICE:
   Class A                                                              $       25.55
                                                                        -------------


16  The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Six Months Ended 4/30/97

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $168,360)    $  1,170,524
   Interest                                                      229,449
                                                            ------------
         Total investment income                                           $  1,399,973
                                                                           ------------

EXPENSES:
   Management fees                                          $    722,371
   Transfer agent fees
      Class A                                                    134,346
      Class B                                                     36,477
      Class C                                                      2,244
   Distribution fees
      Class A                                                    140,693
      Class B                                                    134,189
      Class C                                                     10,777
   Accounting                                                     81,464
   Custodian fees                                                 68,145
   Registration fees                                              66,915
   Professional fees                                              44,959
   Printing                                                       11,540
   Fees and expenses of nonaffiliated trustees                     7,469
   Miscellaneous                                                  20,764
                                                            ------------
         Total expenses                                                    $  1,482,353
         Less fees paid indirectly                                               (9,954)
                                                                           ------------
         Net expenses                                                      $  1,472,399
                                                                           ------------
            Net investment loss                                            $    (72,426)
                                                                           ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain (loss) from:
      Investments                                           $  2,577,583
      Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies        (4,994)  $  2,572,589
                                                            ------------   ------------

   Change in net unrealized gain from:
      Investments                                           $ 12,889,587
      Forward foreign currency contracts and other assets
         and liabilities denominated in foreign currencies       (19,153)  $ 12,870,434
                                                            ------------   ------------
      Net gain on investments and foreign currency
         transactions                                                      $ 15,443,023
                                                                           ------------
      Net increase in net assets resulting from operations                 $ 15,370,597
                                                                           ------------


  The accompanying notes are an integral part of these financial statements.  17

Pioneer Europe Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Six Months Ended 4/30/97 and the Year Ended 10/31/96

                                                             Six Months
                                                                Ended        Year Ended
FROM OPERATIONS:                                               4/30/97        10/31/96
Net investment income (loss)                                $     (72,426)  $     481,808
Net realized gain on investments
   and foreign currency transactions                            2,572,589       9,058,285
Change in net unrealized gain on investments
   and foreign currency transactions                           12,870,434       6,998,959
                                                            -------------   -------------
      Net increase in net assets resulting from operations  $  15,370,597   $  16,539,052
                                                            -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
      Class A ($0.22 and $0.00 per share, respectively)     $    (956,925)  $          --
      Class B ($0.11 and $0.00 per share, respectively)          (105,770)             --
      Class C ($0.20 and $0.00 per share, respectively)           (13,921)             --
Net realized gain:
      Class A ($1.58 and $1.43 per share, respectively)        (6,974,914)     (5,330,480)
      Class B ($1.58 and $1.43 per share, respectively)        (1,552,629)       (622,721)
      Class C ($1.58 and $0.00 per share, respectively)          (110,662)             --
                                                            -------------   -------------
         Total distributions to shareholders                $  (9,714,821)  $  (5,953,201)
                                                            -------------   -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $  54,592,833   $  53,717,473
Reinvestment of distributions                                   9,105,495       5,647,032
Cost of shares repurchased                                    (26,570,347)    (35,962,316)
                                                            -------------   -------------
      Net increase in net assets resulting from
         fund share transactions                            $  37,127,981   $  23,402,189
                                                            -------------   -------------
      Net increase in net assets                            $  42,783,757   $  33,988,040

NET ASSETS:
Beginning of period                                           121,318,822      87,330,782
                                                            -------------   -------------
End of period (including accumulated net investment
   income (loss) of $(28,871) and $1,120,171,
   respectively)                                            $ 164,102,579   $ 121,318,822
                                                            -------------   -------------


CLASS A                        '97 Shares    '97 Amount    '96 Shares    '96 Amount
Shares sold                     1,664,961   $ 39,386,904    1,739,083   $ 37,427,960
Reinvestment of distributions     338,436      7,526,821      261,914      5,070,664
Less shares repurchased        (1,010,585)   (24,119,400)  (1,408,516)   (30,180,014)
                               ----------   ------------   ----------   ------------
      Net increase                992,812   $ 22,794,325      592,481   $ 12,318,610
                               ----------   ------------   ----------   ------------
CLASS B
Shares sold                       563,332   $ 13,097,481      703,595   $ 15,026,838
Reinvestment of distributions      68,391      1,490,933       30,224        576,368
Less shares repurchased          (100,767)    (2,350,233)    (266,274)    (5,637,583)
                               ----------   ------------   ----------   ------------
      Net increase                530,956   $ 12,238,181      467,545   $  9,965,623
                               ----------   ------------   ----------   ------------
CLASS C*
Shares sold                        91,005   $  2,108,448       58,406   $  1,262,675
Reinvestment of distributions       4,049         87,741           --             --
Less shares repurchased            (4,370)      (100,714)      (6,615)      (144,719)
                               ----------   ------------   ----------   ------------
      Net increase                 90,684   $  2,095,475       51,791   $  1,117,956
                               ----------   ------------   ----------   ------------

* Class C shares were first publicly offered on January 31, 1996.


18  The accompanying notes are an integral part of these financial statements.

Pioneer Europe Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 4/30/97
--------------------------------------------------------------------------------

                                                     Six Months         Year         Year         Year        Year        Year
                                                        Ended          Ended        Ended        Ended       Ended       Ended
CLASS A                                                4/30/97        10/31/96    10/31/95(a)   10/31/94    10/31/93    10/31/92
Net asset value, beginning of period                   $  23.25       $  21.19     $  19.91     $  17.73    $  14.63    $  15.20
                                                       --------       --------     --------     --------    --------    --------
Increase (decrease) from investment operations:
   Net investment income (loss)                        $  (0.01)      $   0.11     $   0.12     $   0.10    $   0.04    $   0.10
   Net realized and unrealized gain on investments
      and foreign currency transactions                    2.64           3.38         2.57         2.65        3.33       (0.62)
                                                       --------       --------     --------     --------    --------    --------
         Net increase from investment operations       $   2.63       $   3.49     $   2.69     $   2.75    $   3.37    $  (0.52)
Distributions to shareholders:
   Net investment income                                  (0.22)            --        (0.01)       (0.31)      (0.09)      (0.05)
   Net realized gain                                      (1.58)         (1.43)       (1.40)       (0.26)      (0.18)         --
                                                                      --------     --------     --------    --------    --------
Net increase in net asset value                        $   0.83       $   2.06     $   1.28     $   2.18    $   3.10    $  (0.57)
                                                       --------       --------     --------     --------    --------    --------
Net asset value, end of period                         $  24.08       $  23.25     $  21.19     $  19.91    $  17.73    $  14.63
                                                       --------       --------     --------     --------    --------    --------
Total return*                                             11.94%         17.80%       15.12%       15.97%      23.47%      (3.46)%
Ratio of net expenses to average net assets                1.89%**+       1.94%+       1.76%+       1.86%       2.00%       2.00%
Ratio of net investment income to average net assets       0.02%**+       0.57%+       0.59%+       0.28%       0.24%       0.74%
Portfolio turnover rate                                      25%**          56%          62%         100%         69%         50%
Average commission rate paid (1)                       $ 0.0268       $ 0.0251           --           --          --          --
Net assets, end of period (in thousands)               $127,351       $ 99,915     $ 78,505     $ 67,375    $ 48,827    $ 35,205
Ratios assuming no waiver of management fees and
   assumption of expenses by PMC and no reduction
   for fees paid indirectly:
      Net expenses                                           --           2.00%        2.10%        2.48%       2.77%       3.46%
      Net investment income (loss)                           --           0.51%        0.25%       (0.34)%     (0.53)%     (0.72)%
Ratios assuming waiver of management fees and
   reduction for fees paid indirectly:
      Net expenses                                         1.88%**        1.93%        1.75%          --          --          --
      Net investment income                                0.03%**        0.58%        0.60%          --          --          --

(a) The per share data is based upon average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
+     Ratio assuming no reduction for fees paid indirectly.
(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.


  The accompanying notes are an integral part of these financial statements.  19

Pioneer Europe Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 4/30/97
--------------------------------------------------------------------------------

                                                     Six Months        Year          Year
                                                       Ended           Ended         Ended       4/4/94 to
CLASS B                                               4/30/97        10/31/96     10/31/95(a)    10/31/94
Net asset value, beginning of period                 $   22.74       $   20.92     $   19.80     $   17.96
                                                     ---------       ---------     ---------     ---------
Increase (decrease) from investment operations:
   Net investment income (loss)                      $   (0.05)      $   (0.04)    $   (0.02)    $    0.01
   Net realized and unrealized gain on investments
      and foreign currency transactions                   2.53            3.29          2.56          1.88
                                                     ---------       ---------     ---------     ---------
         Net increase from investment operations     $    2.48       $    3.25     $    2.54     $    1.89
Distributions to shareholders:
   Net investment income                                 (0.11)             --         (0.02)        (0.05)
   Net realized gain                                     (1.58)          (1.43)        (1.40)           --
                                                     ---------       ---------     ---------     ---------
Net increase in net asset value                      $    0.79       $    1.82     $    1.12     $    1.84
                                                     ---------       ---------     ---------     ---------
Net asset value, end of period                       $   23.53       $   22.74     $   20.92     $   19.80
                                                     ---------       ---------     ---------     ---------
Total return*                                            11.48%          16.82%        14.43%        10.55%
Ratio of net expenses to average net assets               2.68%**+        2.76%+        2.49%+        2.47%**
Ratio of net investment loss to average net assets       (0.67)%**+      (0.23)%+      (0.13)%+      (0.75)%**
Portfolio turnover rate                                     25%**           56%           62%          100%
Average commission rate paid (1)                     $  0.0268       $  0.0251            --            --
Net assets, end of period (in thousands)             $  33,419       $  20,228     $   8,826     $   3,037
Ratios assuming no waiver of management fees by PMC
   and no reduction for fees paid indirectly:
   Net expenses                                             --            2.80%         2.85%         2.95%**
   Net investment loss                                      --           (0.27)%       (0.49)%       (1.23)%**
Ratios assuming waiver of management fees by
   PMC and reduction for fees paid indirectly:
      Net expenses                                        2.66%**         2.74%         2.46%           --
      Net investment loss                                (0.65)%**       (0.21)%       (0.10)%          --

(a) The per share data is based upon average shares outstanding for the period presented.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
+     Ratio assuming no reduction for fees paid indirectly.
(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.

   The accompanying notes are an integral part of these financial statements. 20

Pioneer Europe Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 4/30/97
--------------------------------------------------------------------------------

                                                   Six Months
                                                      Ended         1/31/96 to
CLASS C                                              4/30/97         10/31/96
Net asset value, beginning of period                $   22.69       $   19.92
                                                    ---------       ---------
Increase from investment operations:
   Net investment income                            $    0.02       $      --
   Net realized and unrealized gain on investments
      and foreign currency transactions                  2.46            2.77
                                                    ---------       ---------
         Net increase from investment operations    $    2.48       $    2.77
Distributions to shareholders:
   Net investment income                                (0.20)             --
   Net realized gain                                    (1.58)             --
                                                    ---------       ---------
Net increase in net asset value                     $    0.70       $    2.77
                                                    ---------       ---------
Net asset value, end of period                      $   23.39       $   22.69
                                                    ---------       ---------
Total return*                                           11.54%          13.91%
Ratio of net expenses to average net assets              2.62%**+        2.74%**+
Ratio of net investment loss to average net assets      (0.40)%**+         --
Portfolio turnover rate                                    25%**           56%
Average commission rate paid (1)                    $  0.0268       $  0.0251
Net assets, end of period (in thousands)            $   3,333       $   1,175
Ratios assuming no waiver of management fees by
   PMC and no reduction for fees paid indirectly:
   Net expenses                                            --            2.75%**
   Net investment loss                                     --           (0.01)%**
Ratios assuming waiver of management fees by PMC
   and reduction for fees paid indirectly:
      Net expenses                                       2.58%**         2.71%**
      Net investment income(loss)                       (0.36)%**        0.03%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
+     Ratio assuming no reduction for fees paid indirectly.
(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.


  The accompanying notes are an integral part of these financial statements.  21

Pioneer Europe Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 4/30/97
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Europe Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-

Pioneer Europe Fund

   dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C. Forward Foreign Currency Contracts

   The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to

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Pioneer Europe Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 4/30/97                                (continued)
--------------------------------------------------------------------------------

   the U.S. dollar. As of April 30, 1997, the Fund had no outstanding portfolio hedges. The Fund's gross forward foreign currency settlement contracts receivable and payable were $636,458 and $641,284, respectively, resulting in a net payable of $4,826 as of April 30, 1997.

D. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

E. Fund Shares

   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $44,366 in underwriting commissions on the sale of fund shares during the six months ended April 30, 1997.

F. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

Pioneer Europe Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

2. Management Agreement

Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets up to $300 million; 0.85% of the next $200 million; and 0.75% of excess over $500 million.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At April 30, 1997, $144,332 was payable to PMC related to management fees and certain other services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $31,908 in transfer agent fees payable to PSC at April 30, 1997.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $53,150 in distribution fees payable to PFD at April 30, 1997.

Pioneer Europe Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 4/30/97                                (continued)
--------------------------------------------------------------------------------

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the six months ended April 30, 1997, CDSCs in the amount of $18,153 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended April 30, 1997, the Fund's expenses were reduced by $9,954 under such arrangements.

Pioneer Europe Fund

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and the Board of Trustees of Pioneer Europe Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Europe Fund as of April 30, 1997, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Europe Fund as of April 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP


Boston, Massachusetts
June 2, 1997

Pioneer Europe Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                        Officers
John F. Cogan, Jr.              John F. Cogan, Jr., Chairman and President
Richard H. Egdahl, M.D.         David D. Tripple, Executive Vice President
Margaret B.W. Graham            Patrick M. Smith, Vice President
John W. Kendrick                William H. Keough, Treasurer
Marguerite A. Piret             Joseph P. Barri, Secretary
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneering Management Corporation

Custodian
Brown Brothers Harriman & Co

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

Pioneer Europe Fund

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

  Growth Funds                          Income Funds
  Global/International                  Taxable
  Pioneer Emerging Markets Fund         Pioneer America Income Trust
  Pioneer Europe Fund                   Pioneer Bond Fund
  Pioneer Gold Shares                   Pioneer Short-Term Income Trust*
  Pioneer India Fund
  Pioneer International Growth Fund     Tax-Exempt
  Pioneer World Equity Fund             Pioneer Intermediate Tax-Free Fund
                                        Pioneer Tax-Free Income Fund
  United States
  Pioneer Capital Growth Fund           Money Market Fund
  Pioneer Growth Shares                 Pioneer Cash Reserves Fund
  Pioneer Micro-Cap Fund*
  Pioneer Mid-Cap Fund
  Pioneer Small Company Fund

  Growth and Income Funds
  Pioneer Balanced Fund
  Pioneer Equity-Income Fund
  Pioneer Fund
  Pioneer Real Estate Shares
  Pioneer II

  *0ffers Class A and B Shares only

--------------------------------------------------------------------------------
  HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

   We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

   You can call us for:

   Account Information, including existing accounts,
   new accounts, propectuses, applications
   and service forms                                           1-800-225-6292

   FactFone(SM) for automated fund yields, prices,
   account information and transactions                        1-800-225-4321

   Retirement plans information                                1-800-622-0176

   Telecommunications Device for the Deaf (TDD)                1-800-225-1997

   Or write to us at:

   Pioneering Services Corporation
   60 State Street
   Boston, Massachusetts 02109

   Our toll-free fax                                           1-800-225-4240

   Our internet e-mail address                           ask.pioneer@piog.com
   (for general questions about Pioneer only)

   Or visit our web site:                               www.pioneerfunds.com

   This report must be preceded or accompanied by a current Fund prospectus.

[Logo]  Pioneer Funds Distributor, Inc.         0697-4222
        60 State Street                     (C) Pioneer Funds Distributor, Inc.
        Boston, Massachusetts  02109     [Logo] Printed on Recycled Paper